1 OLD REPUBLIC INTERNATIONAL CORPORATION 2023 PERFORMANCE RECOGNITION PLAN (PRP) Section 1. Purpose. The purpose of this Old Republic International Corporation 2023 Performance Recognition Plan (the “Plan”) is to provide incentives for certain employees of Old Republic International Corporation and its Affiliates. The Plan is part of an overall compensation program that ties the achievement of annual strategic and operating objectives with compensation. Section 2. Definitions. For the purposes of the Plan, the following terms shall have the meanings indicated: “Affiliate” means any entity (whether a corporation, partnership, joint venture or other form of entity) that directly, or indirectly through one or more intermediaries, controls, or is controlled by or is under common control with, the Company, including without limitation any such entity of which the Company owns or controls more than 50% of the outstanding capital stock or the combined voting power of all classes of stock or other equity or ownership interests. “Award” means a cash-based incentive award granted under the Plan. “Award Agreement” means the written or electronic agreement provided in connection with an Award setting forth the terms and conditions of the Award. “Base Salary” means the base salary earned by a Participant during the Performance Period. “Board” means the Board of Directors of the Company. “Cause” means (i) performing an act of dishonesty, fraud, theft, embezzlement, or misappropriation involving the Participant’s employment with the Company, or breach of the duty of loyalty to the Company; (ii) performing an act of race, sex, national origin, religion, disability, or age-based discrimination which, after investigation, counsel to the Company reasonably concludes will result in liability being imposed on the Company and/or the Participant; (iii) material violation of the Company’s policies and procedures including, but not limited to, the Company’s employee handbook and/or code of business conduct and ethics; or (iv) performing any act resulting in a criminal felony charge brought against the Participant or a criminal conviction of the Participant (other than a conviction of a minor traffic violation). “Change of Control” means (i) the date of any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s stock would be converted into cash, securities or other property; or (ii) the date of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, other than any sale, lease, exchange or other transfer to any corporation where the Company owns, directly or indirectly, at least 80% of

2 the outstanding voting securities of such corporation after any such transfer; or (iii) the date of any plan or proposal for the liquidation or dissolution of the Company; or (iv) the date any person (as such term is used in Section 13(d) of the Exchange Act), other than the Old Republic International Corporation Employees Savings and Stock Ownership Trust or any other trust established by or contributed to by the Company or any of its subsidiaries for the benefit of employees of the Company or its subsidiaries, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 20% or more of the Company’s outstanding stock; or (v) the date, during any period of 24 consecutive months, on which individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof. Notwithstanding the foregoing, in any circumstance or transaction in which compensation resulting from or in respect of an Award would result in the imposition of an additional tax under Section 409A if the foregoing definition of “Change of Control” were to apply, but would not result in the imposition of any additional tax if the terms “Change of Control” were defined herein to mean a “change in control event” within the meaning of Treasury Regulation 1.409A-3(i)(5), then “Change of Control” shall mean a “change in control event” within the meaning of Treasury Regulation 1.409A-3(i)(5), but only to the extent necessary to prevent such compensation from becoming subject to an additional tax under Section 409A. “Code” means the Internal Revenue Code of 1986, as amended. References herein to any Section of the Code shall also refer to any successor provision thereof, and the regulations and other authority issued thereunder by the appropriate governmental authority. “Committee” means the Committee designated pursuant to Section 3. Unless otherwise determined by the Board, the Compensation Committee designated by the Board shall be the Committee under the Plan. “Company” means Old Republic International Corporation, a Delaware corporation. “Disability” means a period of medically determined physical or mental impairment that is expected to result in death or to last for a continuous period of not less than 12 months during which you are unable to engage in any substantial gainful activity by reason of such impairment. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Individual Award Opportunity” means the performance-based award opportunity for a Participant for a given Performance Period as specified by the Committee, which may be expressed in dollars or on a formula basis that is consistent with the provisions of this Plan. “Participant” means an employee of the Company or any Affiliate thereof selected by the Committee in accordance with Section 4(a) who receives an Individual Award Opportunity. “Performance Criteria” means the objective metrics or subjective metrics which measure performance by the Company and/or a Participant’s performance, which may include, but are not limited to, the following: net sales; gross or net premiums (earned or written); fee income; revenue; revenue growth; operating income; pre- or after-tax income (before or after allocation

3 of corporate overhead and Awards); net earnings; earnings per share; net income; division, group or corporate financial objectives; underwriting margin; combined ratio; loss ratio; expense ratio; return on equity; total shareholder return; return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Company’s stock or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow (before or after dividends); cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; cash margins; attainment of environmental, social, and governance performance measures; and other performance measures and criteria as determined by the Committee.. “Performance Objective” is a specified level of achievement of a selected Performance Criteria established pursuant to Section 5. “Performance Period” means any fiscal year, or other period of time designated by the Committee over which any Performance Objectives specified by the Committee are to be measured for the purpose of determining a Participant’s right to the payment of an Award. “Separation from Service” means a “separation from service” as defined under Code Section 409A. Section 3. Administration. (a) Committee. Subject to the authority and powers of the Board in relation to the Plan as hereinafter provided, the Plan shall be administered by a Committee designated by the Board consisting of two or more non-employee members of the Board who qualify to administer the Plan as “disinterested directors” under Rule 16b-3 of the Exchange Act. The Committee shall have authority to oversee and interpret the Plan, including without limitation to (i) designate Performance Objectives and other terms and conditions of Awards, as well as rules and regulations for carrying out the Plan, (ii) designate Participants and Individual Award Opportunities; and (iii) approve the calculation of Award amounts earned for any Performance Period. (b) Committee Determinations. All determinations by the Committee shall be made by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. All decisions by the Committee pursuant to the provisions of the Plan and all orders or resolutions of the Board pursuant thereto shall be final, conclusive and binding on all persons, including the Participants, the Company and its Affiliates, and stockholders. (c) Delegation of Authority. The Committee may, in its sole discretion, designate employees of the Company to assist the Committee in the administration of the Plan, including with respect

4 to the execution of Award Agreements or other documents, and, to the extent permitted by applicable law, delegate from time to time some or all of its authority to grant awards under the Plan to a committee or committees consisting of one or more members of the Board and/or one or more officers of the Company. The authority to grant awards may only be delegated to an individual who is subject to the reporting rules under Section 16(a) of the Exchange Act and such delegation shall not include the authority to grant awards to such individual or any other individual subject to the reporting rules under Section 16(a) of the Exchange Act. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 3(c) shall serve in such capacity at the pleasure of the Committee. Section 4. Eligibility for and Payment of Awards. (a) Eligible Employees. Subject to the provisions of the Plan, the Committee may identify employees of the Company or any of its Affiliates who will be eligible to earn awards under the Plan with respect to a Performance Period and determine the amount of the Individual Award Opportunities and the conditions under which they may be earned. (b) Payment of Awards. Awards under the Plan shall be paid in cash, subject to applicable withholding taxes, during the tax year following the end of the Performance Period. The Committee may require that a Participant must still be employed as of the end of the Performance Period and/or the date on which the Award is paid, in order to be eligible for an Award for such Performance Period and the Committee may adopt such forfeiture, proration or other rules as it deems appropriate, in its sole discretion, regarding the impact on an Award of a Participant’s termination of employment whether in the terms of the Award Agreement or otherwise. (c) Award Opportunities. The Committee shall establish the Individual Award Opportunities for a Performance Period, which shall be based on achievement of Performance Objectives, and may be stated in dollars or on a formula basis. Section 5. Performance Objectives. For any given Performance Period, the Committee shall select Performance Criteria and establish in writing one or more Performance Objectives for each Participant and/or each group of Participants. Depending on the selected Performance Criteria used to establish such Performance Objectives, the Performance Objectives may be expressed in terms of overall Company performance or the performance of an operating segment, Affiliate or an individual. The Committee shall establish Performance Objectives for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. Section 6. General Provisions. (a) Adjustments. If the Performance Objectives for any Performance Period has been affected by special factors (including material changes in accounting policies or practices,

5 material acquisitions or dispositions of property, or other unusual items) that in the Committee’s judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust such Performance Objectives, as applicable, and make payments accordingly under the Plan. (b) Effective Date. The Plan shall be effective as of the date it is approved by the Board. (c) No Assignment. No portion of any Award under the Plan may be assigned or transferred otherwise than by will or by the laws of descent and distribution prior to the payment thereof. (d) Tax Requirements. All payments made pursuant to the Plan shall be subject to withholding in respect of income and other taxes required by law to be withheld, in accordance with procedures to be established by the Committee. (e) No Additional Participant Rights. The selection of an individual for participation in the Plan shall not give such Participant any right to be retained in the employ of the Company or any of its Affiliates, and the right of the Company or any such Affiliate to dismiss or discharge any such Participant, or to terminate any arrangement pursuant to which any such Participant provides services to the Company is specifically reserved. The benefits provided for Participants under the Plan shall be in addition to, and shall in no way preclude, other forms of compensation to or in respect of such Participants. (f) Liability. The Board and the Committee shall be entitled to rely on the advice of counsel and other experts, including the independent accountants for the Company. No member of the Board or of the Committee or any officers of the Company or its Affiliates shall be liable for any act or failure to act under the Plan, except in circumstances involving bad faith on the part of such member or officer. (g) Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which arrangements may be either generally applicable or applicable only in specific cases. (h) Governing Law. The provisions of the Plan shall be construed, administered, and governed under the laws of the state of Illinois and applicable federal law. Section 7. Amendment and Termination of the Plan. The Board may at any time terminate, in whole or in part, or from time to time amend, the Plan. In the event of such termination, in whole or in part, of the Plan, the Committee may in its sole discretion direct the payment to Participants of any Awards not theretofore paid out prior to the respective dates upon which payments would otherwise be made hereunder to such Participants, in a lump sum or installments as the Committee shall prescribe with respect to each such Participant. The Board may at any time and from time to time delegate to the Committee any or all of its authority under this Section 7.

6 Section 8. Code Section 409A. The Company acknowledges that the payments promised to the Participants under this Plan must either comply with the requirements of Code Section 409A and the regulations thereunder or qualify for an exception from compliance. To that end, the Company asserts that the each payment described in Section 4(b) of this Plan is intended to be a payment upon a specified time or fixed schedule pursuant to Code Section 409A(a)(2)(A)(iv). In the case of a payment promised under this Plan that is not exempt from Code Section 409A, and that is to be paid upon a “separation from service” (within the meaning of Treasury Regulation 1.409A-1(h)) to a Participant who is a “specified employee” within the meaning of Code Section 409A at the time of such separation from service, such payment shall be paid on the first day of the seventh month following the Participants separation from service. Furthermore, this Plan shall be construed and administered in such manner as shall be necessary to effect compliance with Code Section 409A. In any event, the Company makes no representations or warranty and will have no liability to any Participant or any other person, if any provisions or payments under this Plan are determined to constitute deferred compensation subject to Code Section 409A but not to satisfy the conditions of that section. Section 9. Forfeiture; Clawback All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is specifically required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise specifically required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate. As of the Effective Date, the policy provides, to the extent permitted by law, the Company will seek to recoup any incentive-based compensation, including Awards under the Plan, paid to any current or former executive officer if: (i) the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement, (ii) the Board determines that such executive officer engaged in misconduct that resulted in the obligation to restate, and (iii) a lower payment would have been made to the executive officer based upon the restated financial results. The Company’s clawback policy may be amended or restated from time to time as required by the listing standards of any national securities exchange or association on which the Company’s securities are listed, as is otherwise specifically required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, or as otherwise determined by the Committee.